EXHIBIT 10
                                                                     ----------


                            JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities
Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit, and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  February 25, 2008


                                     PARDUS SPECIAL OPPORTUNITIES
                                     MASTER FUND L.P.

                                       By:  Pardus Capital Management L.P.,
                                       its Investment Manager

                                       By:  Pardus Capital Management LLC,
                                       its general partner


                                       By:  /s/ Karim Samii
                                            -------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member


                                     PARDUS CAPITAL MANAGEMENT L.P.

                                       By:  Pardus Capital Management LLC,
                                       its general partner


                                       By:  /s/ Karim Samii
                                            -------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member


                                     PARDUS CAPITAL MANAGEMENT LLC


                                       By:  /s/ Karim Samii
                                            -------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                       /s/ Karim Samii
                                       ------------------------------------
                                       Karim Samii